SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Thornburg Mortgage, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

[THORNBURG MORTGAGE LOGO]

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

PROXY STATEMENT

Annual Meeting of Shareholders

April 22, 2003

[THORNBURG MORTGAGE LOGO]

Larry A. Goldstone	Thornburg Mortgage, Inc.
President and	150 Washington Avenue, Suite 302
Chief Operating Officer	Santa Fe, New Mexico 87501
www.thornburgmortgage.com

March 20, 2003

To Our Shareholders:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of Thornburg Mortgage, Inc. to be held at the Inn at Loretto Hotel, 211 Old Santa Fe Trail, Tesuque Room, Santa Fe, New Mexico 87501, on Tuesday, April 22, 2003, at 1:30 p.m., local time.

The purpose of the meeting is to elect three nominees to the board of directors. Information about the nominees for election as directors is in the enclosed proxy statement.

Only shareholders of record of our common stock at the close of business on March 12, 2003 will be entitled to notice of and to vote at the Annual Meeting.

Your vote, regardless of the number of shares you own, is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Thornburg Mortgage, Inc.

Sincerely,

/s/  Larry A. Goldstone

Larry A. Goldstone

President and Chief Operating Officer

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THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

(505) 989-1900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of Thornburg Mortgage, Inc. will be held at the Inn at Loretto Hotel, 211 Old Santa Fe Trail, Tesuque Room, Santa Fe, New Mexico 87501, on Tuesday, April 22, 2003, at 1:30 p.m., local time, to consider and act upon the following matters:

1.	The election of three Class III directors to serve for three-year terms and until their successors are duly elected and qualified. The proxy statement accompanying this notice includes the names of the nominees to be presented by the Board of Directors for election;

2.	Such other business as may properly come before the Annual Meeting of Shareholders, or any and all adjournments thereof.

Only shareholders of record of our common stock at the close of business on March 12, 2003, the record date, will be entitled to vote at the Annual Meeting.

Management desires to have maximum representation of shareholders at the Annual Meeting. You may vote over the Internet, by telephone or by mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options. You may revoke your proxy by notice in writing to our Secretary at any time prior to its use, by presentation of a later-dated proxy or by attending the Annual Meeting and voting in person.

By order of the Board of Directors

/s/  Michael B. Jeffers

Michael B. Jeffers

Secretary

Dated:  March 20, 2003

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THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

(505) 989-1900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 22, 2003

We are furnishing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), for use at our annual meeting of shareholders to be held at the Inn at Loretto Hotel, 211 Old Santa Fe Trail, Tesuque Room, Santa Fe, New Mexico 87501, on Tuesday, April 22, 2003, at 1:30 p.m., local time, and any and all adjournments thereof (collectively, the “Annual Meeting”). We are holding the Annual Meeting for the purposes described in the accompanying Notice of Annual Meeting of Shareholders. We are providing this proxy statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders to shareholders beginning on or about March 20, 2003.

GENERAL INFORMATION

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy. We will make proxy solicitations by mail, and also by personal interview, telephone, facsimile transmission and telegram, as we deem necessary. We will bear the costs of this solicitation. We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock, $0.01 par value (the “Common Stock”), to forward the proxy soliciting material to the beneficial owners of such Common Stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. We do not expect to engage an outside firm to solicit votes.

Record Date, Quorum and Voting Requirements

Holders of shares of Common Stock at the close of business on March 12, 2003 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. On that date, approximately 57,878,821 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of shareholders of a majority of the issued and outstanding Common Stock held of record on the Record Date constitutes a quorum for the transaction of business at the Annual Meeting. The election of directors requires the affirmative vote of a majority of the shares of Common Stock present at a meeting at which a quorum is present.

Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as directors. Representatives of our transfer agent will assist us in the tabulation of the votes. Abstentions and broker non-votes are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions have the same legal effect as a vote “against” election of the directors. Brokers have the discretionary power to vote with respect to the election of directors, absent specific voting directions from the beneficial owners of such shares.

Dissenters’ Rights

Under Maryland law, you are not entitled to any dissenters’ rights with respect to the approval of the proposal described in this proxy statement.

Revocability of Proxy

Giving the enclosed proxy does not preclude your right to vote in person if you so desire. You may revoke your proxy at any time prior to its exercise by notifying our Secretary in writing, by giving us a later-dated proxy, or by attending the Annual Meeting and voting in person.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our bylaws provide that the Board of Directors may adopt resolutions to determine the total number of directors on the Board as long as that number is between three (3) and twelve (12). Our bylaws also provide for a classified Board of Directors comprised of Classes I, II and III. Our bylaws further provide that, during the time we operate as a real estate investment trust, a majority of our directors must be unaffiliated, directly or indirectly, with any person or entity responsible for conducting our day-to-day business affairs (the “Independent Directors”). The Board of Directors has determined that ten (10) directors is an appropriate number, six (6) of whom are currently Independent Directors, with three (3) directors in each of Class I and Class III, and four (4) directors in Class II. The terms are staggered to provide for the election of one class each year. The Class I, Class II and Class III directors are serving for terms expiring in 2004, 2005, and 2003, respectively.

Three Class III directors will be elected at the Annual Meeting to serve for three-year terms and until their successors are elected and qualified. On the recommendation of the nominating/corporate governance committee, the Board of Directors has nominated Mr. Garrett Thornburg, Mr. Joseph H. Badal and Mr. Stuart C. Sherman for election to the Board as Class III directors at the Annual Meeting. The nominees are currently members of the Board of Directors, and have agreed to being named in this proxy statement and to continue to serve if elected. In the event that any of the nominees is unable to serve, the proxyholders will vote for any other person that the Board of Directors designates. The election of each nominee as a director requires the affirmative vote of a majority of the Common Stock present in person or proxy at the Annual Meeting as long as a quorum is present. The proxies cannot be voted for a greater number of persons than the number of nominees. You will find each nominee’s biographical information below, along with biographical information for each continuing director.

Information Regarding Director Nominees and Continuing Directors

Class III Nominees—Terms Expiring in 2003

Garrett Thornburg, 57, has been our Chairman of the Board, Chief Executive Officer and one of our directors since we commenced operations in June of 1993. He is also Chairman, Chief Executive Officer and a director of the Manager. Mr. Thornburg is also sole Director and Treasurer of Thornburg Investment Management, Inc. (“TIM”), an investment advisory firm organized in 1982, and of Thornburg Securities Corporation (“TSC”), a registered broker-dealer that acts as a distributor of mutual funds managed by TIM and that has also participated as an underwriter in previous public offerings of the Company’s Common Stock. Mr. Thornburg owns a majority of the voting shares of TIM, TSC, and Thornburg Mortgage Advisory Corporation (the “Manager”), which is responsible for our day-to-day operations subject to the Board of Directors’ supervision. TIM is advisor to the twelve Thornburg Mutual Funds, which currently have assets of $5.5 billion, advisor to an additional $1.4 billion of institutional and separate investment accounts for high net worth clients and subadvisor to the New England Investment Company’s Daily Tax Free Income Fund with assets of $408 million. Mr. Thornburg is also Trustee and Chairman of Trustees of Thornburg Investment Trust, a regulated investment company that is the issuer of nine of the Thornburg Mutual Funds. Mr. Thornburg is also Chairman of the Board, Treasurer and a director of Thornburg Limited Term Municipal Fund, Inc., a regulated investment company. Mr. Thornburg currently is a member of the NAREIT (National Association of Real Estate Investment Trusts) Board of Governors and serves on the Board of Directors of the National Dance Institute of New Mexico. He is a graduate of Williams College, B.A., and Harvard University, M.B.A.

Joseph H. Badal, 58, has been one of our directors since we commenced operations in June of 1993. He is currently Executive Vice President, Single Family Residential Lending, of the Company and Chief Executive Officer of Thornburg Mortgage Home Loans, Inc., the Company’s wholly-owned mortgage banking subsidiary. He is also a Managing Director of the Manager. From 1994 through 2001, Mr. Badal was Senior Vice President of Residential Loan Production with Charter Mortgage Company, headquartered in Albuquerque, New Mexico. From 1980 to 1994, Mr. Badal was the President of Merit Southwest Development Company, Inc., a consulting and commercial and industrial real estate development firm headquartered in Albuquerque, New Mexico. He also worked with Norwest Mortgage in Albuquerque from 1992 to 1994. Mr. Badal is a former member of the New Mexico House of Representatives and former Chairman of the New Mexico Mortgage Finance Authority. Mr. Badal is a graduate of Temple University, B.S., and the University of New Mexico, M.B.A.

Stuart C. Sherman, 64, has been one of our directors since we commenced operations in June of 1993. He has been the President of S. C. Sherman & Company, Inc. and American Southwest Development Company, Inc., both commercial real estate development firms, since 1978. S. C. Sherman & Company, Inc. is also a real estate brokerage company. From April 1991 until September 1994, Mr. Sherman was also Executive Vice President of The Royce Company, a commercial real estate brokerage firm, and an affiliate of Great Western Financial Corporation.

Class I and II Directors—Terms Expiring in 2004 and 2005

David A. Ater, 57, has been one of our directors since March of 1995. He is the President of Ater & Associates, an owner/broker of various commercial and residential real estate development projects, as well as a planning and management consulting firm. Mr. Ater is also a principal in Academy Heights Development Ventures, another real estate development entity. He is an owner and qualifying broker for Grubb & Ellis/Lewinger-Hamilton, Inc., Santa Fe, a nationally based commercial real estate brokerage. He is also a Trustee of Thornburg Investment Trust, an open-end management investment company, which has nine portfolios consisting of six bond funds and three equity funds. Mr. Ater is actively involved with a number of charitable and community organizations, and is currently a member of the New Mexico Amigos, the state’s official goodwill ambassadors. Mr. Ater has been involved in a variety of real estate development projects since 1980, and from 1970 to 1980, was employed by First National Bank of Santa Fe where he was President and Chief Executive Officer from 1978 to 1980. Mr. Ater is a graduate of Stanford University.

Larry A. Goldstone, 48, has been our President, Chief Operating Officer and one of our directors since we commenced operations in June of 1993. Mr. Goldstone is also a Managing Director of the Manager. From November 1991 until August 1992, Mr. Goldstone was employed at Downey Savings and Loan Association, where he was a Senior Vice President and Treasurer primarily responsible for cash and liquidity management, mortgage portfolio management, wholesale funding and interest rate risk management. Prior to his employment at Downey Savings, Mr. Goldstone was employed by Great American Bank, a federal savings bank, for a period of eight years where he held a variety of increasingly responsible positions, including Senior Vice President, and manager in the Treasury Department and in the Mortgage Portfolio Management Department. Mr. Goldstone was responsible for the management and trading of a $3 billion mortgage-backed securities portfolio and was instrumental in structuring over $1 billion of privately and publicly issued adjustable and variable-rate mortgage-backed securities. Mr. Goldstone has extensive experience in all facets of mortgage finance, interest rate risk management and hedging.

Ike Kalangis, 65, has been one of our directors since January 2001. Mr. Kalangis has more than 30 years of experience in the banking industry. From 1993 to 1997, he was Chairman, President and Chief Executive Officer of Boatmen’s Sunwest, Inc., a $4 billion multi-bank holding company with 13 community banks in New Mexico and El Paso, Texas, now Bank of America, N.A. (New Mexico). Prior to that time, Mr. Kalangis was Chairman, President and Chief Executive Officer of Sunwest Bank holding company, which then merged into Boatmen’s Sunwest. Mr. Kalangis presently serves on the Board of Directors for American Home Furnishings, Inc., the largest retail furniture operation in New Mexico, and Greer Enterprises, Inc. which owns and operates real estate assets in New Mexico. He also consults with Kabana, Inc. (Mati), the largest jewelry manufacturing company in New Mexico, and in connection with business, organizational and financial planning and management succession. Mr. Kalangis is a graduate of Hardin Simmons University and received his Master’s degree from the Southern Methodist University Graduate School of Banking.

Owen M. Lopez, 62, has been one of our directors since December of 1996. Mr. Lopez has been the Executive Director of the McCune Charitable Foundation in Santa Fe, New Mexico since 1994 and before that he was the Managing Partner of the Hinkle Law Firm, Santa Fe, New Mexico, from 1982 to 1993. Mr. Lopez is actively involved with a number of charitable and community organizations, and was formerly a trustee of the International Folk Art Foundation, a board member of the Santa Fe Chamber Music Festival, a regent of New Mexico Tech, a commissioner of the National Museum of American Art of Smithsonian, a board member of St. John’s College in Santa Fe and a trustee of the Rocky Mountain Mineral Law Foundation. Mr. Lopez is a graduate of Stanford University, B.A., and Notre Dame University, J.D.

James H. Lorie, 81, has been one of our directors since we commenced operations in June of 1993. He currently is Eli B. and Harriet B. Williams Professor Emeritus of Business Administration in the Graduate School of Business at the University of Chicago. Mr. Lorie has been Director of Research, Associate Dean and Acting Dean of the Graduate School of Business, University of Chicago. He has been a consultant to SRI on the future of the securities industry and has been a member of the National Market Advisory Board, the Board of the Chicago Board Options Exchange, the Board of the National Association of Securities Dealers, Inc., and the Board of Directors of Elsinore Corporation, Merrill Lynch & Co., Inc., the Square D Company and the Vulcan Materials Company. Mr. Lorie is a graduate of Cornell University, B.A. and M.A., and the University of Chicago, Ph.D.

Francis I. Mullin, III, 59, has been one of our directors since January 2001. Mr. Mullin is currently General Partner of Triumfo Property LLC which owns real estate assets in Santa Fe, New Mexico. In 1991, he joined The Seven-Up Company as President and Chief Operating Officer. Mr. Mullin also served as Executive Vice President and Director of Dr. Pepper/Seven-Up Companies, Inc. prior to their acquisition by Cadbury Beverages in 1995. Over an 18-year period prior to that, he held numerous positions, including President of Canada Dry USA, President of Domestic Operations for RJR Nabisco’s Del Monte Franchise Beverages, and President and Chief Operating Officer of Tofutti Brands, Inc. Mr. Mullin currently serves on the Board of Directors of the Community Coffee Company, Inc. and Kaleidoscope Designs, a manufacturer of baby apparel. He also serves as an outside director of the Blue Cross Blue Shield Association.

Richard P. Story, 50, has been our Chief Financial Officer since May 1993, our Treasurer since June 1994, and has been Executive Vice President and one of our directors since October 2001. Mr. Story has also been the Chief Accounting Officer, since May 1993, of the Manager, and a Managing Director of the Manager since December 1998. From April 1992 until April 1993, he was the Controller of Sharp HealthCare, a health care company in San Diego, California. As Controller, Mr. Story was responsible for financial statement preparation and reporting, and other corporate accounting responsibilities. From 1976 until April 1992, Mr. Story was employed at Great American Bank, a federal savings bank in San Diego, and from 1988 until 1992 held the position of Controller at that institution. As Controller, he was responsible for financial reporting, budgeting and planning, and other general accounting responsibilities.

Information Regarding the Board of Directors and Committees of the Board

The Board of Directors held five (5) meetings and acted by unanimous written consent three (3) times during 2002. Each of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which each served during 2002.

Audit Committee

The audit committee consists of three (3) Independent Directors: Mr. Mullin (Chairman), Mr. Ater and Mr. Sherman. The audit committee members meet the independence standards established by the New York Stock Exchange listing standards. The audit committee met ten (10) times in 2002. The audit committee assists the Board of Directors in fulfilling its oversight responsibilities and in monitoring (i) the integrity of our financial statements and financial reporting process, (ii) the auditor’s qualifications and independence, (iii) the performance of our internal audit function and (iv) our process for monitoring compliance with laws and regulations. The audit committee selects our independent auditors and directly oversees their work, confirms the scope of audits to be performed by the auditors, reviews audit results and internal accounting and control procedures and policies, pre-approves all audit and permitted non-audit services to be performed for us by the independent auditors, reviews and approves the fees paid to the independent auditors, and reviews and recommends inclusion of our audited financial statements in our periodic reports that are filed with the Securities and Exchange Commission (the “SEC”).

On March 3, 2003, the audit committee issued the following report.

THORNBURG MORTGAGE, INC.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reviews the Company’s financial reporting process, its system of internal controls, its audit process and its process for monitoring compliance with laws and regulations. Each of the three Audit Committee members satisfies the definition of independent director as established in the New York Stock Exchange Listing Standards. All members are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. On January 21, 2003, the Board of Directors adopted a revised written charter for the Audit Committee, a copy of which is being filed with the Securities and Exchange Commission (“SEC”) as Exhibit A to the Proxy Statement.

The Audit Committee has reviewed the audited consolidated financial statements of the Company and discussed such statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent accountants during the year 2002, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with PwC its independence. Based on its review of the written disclosures and the letter regarding PwC’s independence and its discussions with PwC, the Audit Committee has determined that PwC’s provision to the Company of various non-audit services for the year 2002 is compatible with maintaining its independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and be filed with the SEC. The Audit Committee also appointed PwC to serve as the Company’s independent accountants for the year 2003.

This report of the Audit Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that this information be treated as soliciting material or specifically incorporates this information by reference, nor shall it be deemed filed under such Acts.

AUDIT COMMITTEE:	Francis I. Mullin III, Chairman
David A. Ater
Stuart C. Sherman
March 3, 2003

Nominating/Corporate Governance Committee

The nominating/corporate governance committee consists of three (3) Independent Directors: Mr. Lopez (Chairman), Mr. Lorie and Mr. Mullin. The nominating/corporate governance committee recommends to the entire Board of Directors future nominees for election as Independent Directors. The nominating/corporate governance committee will consider nominees recommended by security holders. Shareholders should submit nominations to Mr. Lopez in care of the Company at the Company’s address. The nominating/corporate governance committee also recommends to the Board of Directors the assignment of directors to committees, including the designation of committee chairs. In addition, the nominating/corporate governance committee is responsible for overseeing the implementation of, and periodically reviewing, our Corporate Governance Guidelines, as well as overseeing the annual review of the Board of Directors and evaluation process of management’s performance. The nominating/corporate governance committee met one (1) time during 2002.

Compensation Committee

The compensation committee consists of four (4) Independent Directors: Mr. Kalangis (Chairman), Mr. Lopez, Mr. Lorie and Mr. Mullin. The compensation committee administers our Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”) and approves the grant of awards under the Plan. Under the Plan, our officers, directors and employees, and other persons expected to provide significant services to us, are eligible to receive awards of Dividend Equivalent Rights (“DERs”), Phantom Stock Rights (“PSRs”) and Stock Appreciation Rights (“SARs”). The compensation committee also oversees the annual review by the Independent Directors of the fees paid by the Company to the Manager. The compensation committee met five (5) times during 2002.

Executive Committee

The executive committee is comprised of Mr. Thornburg (Chairman), Mr. Ater and Mr. Sherman. The executive committee meets to consider various matters delegated by the Board of Directors and to make recommendations to the Board of Directors regarding such matters. The executive committee met one (1) time during 2002.

Directors’ Compensation

The Independent Directors each receive an annual fee of $20,000 plus $1,000 for each meeting of the Board of Directors that they attend. The members of the audit committee each receive $1,000 for each meeting that they attend. In addition, the chairman of the audit committee receives an annual fee of $3,000. The independent members of the executive committee each receive $1,000 for each meeting that they attend. The members of the nominating/corporate governance committee and the compensation committee do not receive compensation for service on those respective committees. Independent Directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.

Under the Plan, each Independent Director receives PSRs equivalent to the value of options to purchase 13,333 shares of Common Stock as of the date of such director’s appointment to the Board of Directors, and thereafter, each such director receives additional PSRs equivalent to the value of options to purchase Common Stock for that number of shares equal to 0.2% of equity sales (“Equity Sales”) of our Common Stock and preferred stock in any public or private offering, including shares of Common Stock that we sell under the waiver portion of the optional cash purchase feature of our Dividend Reinvestment and Stock Purchase Plan (the “DRP”), but excluding shares issued under the reinvestment option of the DRP. Under the Plan, each Independent Director also receives DERs equal to 0.15% of Equity Sales. In March 2003, the compensation committee voted to discontinue granting additional DERs for Equity Sales occurring after March 31, 2003, for the remainder of 2003. The compensation committee may make additional grants or awards of PSRs, DERs, or SARs to directors, provided that any director who is a member of the compensation committee may not participate in the determination of, or vote on, any award for himself.

During 2002, all of the Independent Directors, as a group, were granted 157,152 DERs and 49,849 PSRs. Of the PSRs granted in 2002, 14,514 were granted in exchange for the cancellation of restricted shares with the same value that had been granted in 2001. Additionally, 8,965 PSRs were granted to replace stock options that had been cancelled in January 2001. As of December 31, 2002, 5,262 PSRs were vested and 44,587 PSRs were not vested. Based on the closing price of our common stock as of December 31, 2002 of $20.10, the vested PSRs had a value of $105,766.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RE-ELECT THE CLASS III DIRECTORS TO THE BOARD OF DIRECTORS. PROXIES WILL BE VOTED FOR SUCH APPROVAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 12, 2003, relating to the beneficial ownership of our Common Stock and Series A 9.68% Cumulative Convertible Preferred Stock (the “Preferred Stock”) by each of our directors and executive officers, and all of our executive officers and directors as a group. To our knowledge, there are no beneficial owners who hold more than 5% of the outstanding shares of either the Common Stock or Preferred Stock. Unless otherwise indicated, each person listed has sole voting and investment power over the shares that he beneficially owns.

Name of Security Holder	Number of Shares	Percent of Voting Shares Outstanding (1)
Garrett Thornburg (2)	672,696	1.11%
David A. Ater (3)	52,757	*
Joseph H. Badal (4)	23,109	*
Larry A. Goldstone (5)	231,520	*
Ike Kalangis (3)	14,333	*
Owen M. Lopez (3)	12,557	*
James H. Lorie (3)	57,076	*
Francis I. Mullin, III (3)	13,407	*
Stuart C. Sherman (3)	16,312	*
Richard P. Story (6)	145,276	*
All Executive Officers and Directors as a Group (10 persons) (7)	1,239,043	2.04%

*	less than 1% of the outstanding shares.
(1)	Based on 60,638,821 shares of Common Stock (including 2,760,000 shares of Preferred Stock that are convertible into shares of Common Stock on a one-to-one basis) issued and outstanding, as of March 12, 2003.
(2)	Mr. Thornburg is Chairman of the Board and the Chief Executive Officer. The holdings for Mr. Thornburg exclude 27,594 shares of Common Stock held by Mr. Thornburg’s wife.
(3)	Mr. Ater, Mr. Kalangis, Mr. Lopez, Mr. Lorie, Mr. Mullin and Mr. Sherman are directors. The holdings for Mr. Lorie exclude 4,000 shares of Common Stock held by Mr. Lorie’s wife.
(4)	Mr. Badal is Executive Vice President, Single Family Residential Lending, and a director. Includes 500 shares of Preferred Stock that are convertible into shares of Common Stock on a one-to-one basis. The holdings of Common Stock reported for Mr. Badal exclude 890 shares of Common Stock held by Mr. Badal’s wife.
(5)	Mr. Goldstone is the President and Chief Operating Officer and a director.
(6)	Mr. Story is Executive Vice President, Chief Financial Officer, Treasurer and a director.
(7)	Includes 500 shares of Preferred Stock that are convertible into shares of Common Stock on a one-to-one basis.

MANAGEMENT

Our executive officers and their positions are as follows:

Name	Age	Positions Held
Garrett Thornburg	57	Chairman of the Board, Director and Chief Executive Officer
Larry A. Goldstone	48	Director, President and Chief Operating Officer
Richard P. Story	50	Director, Executive Vice President, Chief Financial Officer and Treasurer
Joseph H. Badal	58	Director and Executive Vice President, Single Family Residential Lending

The executive officers serve at the discretion of the Board of Directors. You will find biographical information regarding Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal under Proposal No. 1 above.

EXECUTIVE COMPENSATION

We have not paid, and do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Our executive officers are compensated by the Manager from the income the Manager receives under the Management Agreement between the Company and the Manager dated July 15, 1999 and as amended on October 17, 2000 (the “Management Agreement”). Under the Plan, management directors, executive officers and key management employees receive an aggregate grant of PSRs equivalent to the value of options to purchase Common Stock for that number of shares equal to 3% of Equity Sales. These individuals also receive an aggregate grant of DERs equal to 2.25% of Equity Sales. The compensation committee allocates the aggregate awards of PSRs and DERs among the eligible individuals. The same formulas applied to these individuals under the now-expired 1992 Stock Option and Incentive Plan (the “1992 Plan”). In March 2003, the compensation committee voted to discontinue granting additional DERs to these individuals for Equity Sales occurring after March 31, 2003, for the remainder of 2003. The compensation committee also has the discretion to grant additional DERs, PSRs and SARs to these individuals under the Plan.

The following table presents the total number of DERs granted to our executive officers and outstanding during the year ended December 31, 2002.

DERs Granted and Outstanding

During Year Ended December 31, 2002

	Number of DERs Granted During 2002	Number of Vested DERs Outstanding at 12/31/02 (1)
Garrett Thornburg	51,488	165,012
Larry A. Goldstone	51,488	165,012
Richard P. Story	39,558	108,079
Joseph H. Badal	39,558	78,295

(1)	DERs granted in connection with Preferred Stock are not vested until and unless shares of the Preferred Stock are converted to shares of Common Stock.

The following table presents the total number of PSRs granted to our executive officers and outstanding during the year ended December 31, 2002. This table excludes PSRs issued in lieu of cash dividends paid on DERs and PSRs at the election of the holder.

PSRs Granted and Outstanding

During Year Ended December 31, 2002 (1)

	Number of PSRs Granted During 2002 (2) (3)	Value of PSRs on Date of Grant (3)	Non-Vested PSRs Outstanding at 12/31/02	Vested PSRs Outstanding at 12/31/02	Value of Vested PSRs at 12/31/02 (4)
Garrett Thornburg	43,233	$871,189	46,528	1,862	$37,426
Larry A. Goldstone	26,234	525,091	29,529	1,862	37,426
Richard P. Story	9,227	180,941	11,640	1,369	27,517
Joseph H. Badal	12,785	253,518	15,705	1,586	31,879

(1)	The PSRs vest over either a two or three-year period, determined by the compensation committee at the time of grant, at a rate of one-half or one-third at the end of each year, respectively. Dividends are paid on vested and non-vested PSRs and can be paid in the form of cash or additional PSRs equal to the cash dividend value.
(2)	Excludes certain PSRs that were granted during 2002 in exchange for the cancellation of restricted shares of equal value in the amounts of 5,157, 5,157, 3,782 and 4,506 for Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal, respectively. As of December 31, 2002, there are no restricted shares outstanding.
(3)	Includes certain PSRs that were granted during 2002 to replace stock options that were cancelled in January 2001. The number of such PSRs granted was 34,536, 17,537, 2,561 and 6,198 for the value of $703,143, $357,045, $52,141 and $126,182 for Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal, respectively.
(4)	The value of each PSR is based on the closing price of $20.10 of the Common Stock on the New York Stock Exchange on December 31, 2002.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors administers the Company’s Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”). The Compensation Committee also oversees the annual review by the Company’s independent directors (the “Independent Directors”) of the fees paid by the Company to Thornburg Mortgage Advisory Corporation (the “Manager”). In addition, the Compensation Committee reviews and approves the Company’s goals and objectives relevant to the Manager’s compensation and evaluates the performance of the Company’s executive officers (including the chief executive officer) in light of these goals and objectives.

The Compensation Committee has reviewed the Company’s goals and objectives relevant to the Manager’s compensation and has determined that the performance of the Company’s CEO and the executive officers is consistent with these goals and objectives. The Compensation Committee approved the aggregate awards of PSRs and DERs granted under the Plan and the Company’s former incentive plan in 2002, which were based on formulas tied to the Company’s equity sales as set forth in the plans and described in the section of the Proxy Statement entitled “Executive Compensation.”

The Compensation Committee and the Board of Directors (including a majority of the Independent Directors) also approved the specific amounts of incentive awards to the management directors and executive officers out of the aggregate awards made pursuant to the equity sales formula referenced above. In approving the specific awards to these individuals, the Compensation Committee considered their specific contributions toward meeting the Company’s performance and business expansion goals in 2002.

COMPENSATION COMMITTEE:	Ike Kalangis
Owen M. Lopez
James H. Lorie
Francis I. Mullin, III
March 3, 2003

Total Return Comparison

The following graph presents a total return comparison of the Common Stock for the five year period from December 31, 1997 through December 31, 2002, to the Bloomberg Mortgage REIT Index, the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) All REIT Index and the S&P 500 Financials Index. The total return reflects stock price appreciation and the value of dividends for the Common Stock and for each of the comparative indices. We have replaced the Lehman Long-term Bond Fund Index, which was included in the total return comparison presented in our Proxy Statement for 2002 and which is no longer publicly available, with the S&P 500 Financials Index. We believe that our transition from a passive holder of mortgage-backed securities into a fully diversified mortgage lender over the past five years makes the S&P 500 Financials Index a more appropriate measure of our performance. We obtained this information from sources that we believe to be reliable, but we do not guarantee its accuracy or completeness. The graph assumes that the value of the investment in the Common Stock and each index was $100 on December 31, 1997, and that all dividends were reinvested. The total return performance shown on the graph is not necessarily indicative of future total return performance.

Total Return Comparison From December 31, 1997

Through December 31, 2002

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Thornburg Mortgage, Inc	$100.00	$49.91	$59.13	$72.44	$178.31	$200.47
Bloomberg Mortgage REIT Index	100.00	81.82	85.79	95.83	187.52	232.17
NAREIT All REIT Index	100.00	81.18	75.92	95.58	110.39	116.15
S&P 500 Financials Index	100.00	111.42	115.79	145.53	133.49	112.57

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to being our Chairman of the Board and Chief Executive Officer and one of our directors, Mr. Thornburg is Chairman of the Board, Chief Executive Officer and a director of the Manager and owns a controlling interest in the Manager. Mr. Goldstone, in addition to being our President and Chief Operating Officer and one of our directors, is a Managing Director of the Manager. Mr. Story, one of our Executive Vice Presidents, our Chief Financial Officer and Treasurer and one of our directors, is also a Managing Director and the Chief Accounting Officer of the Manager. Mr. Badal, one of our Executive Vice Presidents and one of our directors, is also a Managing Director of the Manager. As such, Mr. Thornburg, Mr. Goldstone, Mr. Story and Mr. Badal are paid employees of the Manager. Mr. Goldstone, Mr. Story and Mr. Badal own minority interests in the Manager.

We pay the Manager an annual base management fee based on average shareholders’ equity, adjusted for liabilities that are not incurred to finance assets (“Average Net Invested Assets” as defined in the Management Agreement) payable monthly in arrears as follows: 1.20% of the first $300 million of Average Net Invested Assets, plus 0.88% of that portion above $300 million. For the year ended December 31, 2002, we paid the Manager $7,831,000 in base management fees in accordance with the terms of the Management Agreement. In addition, our wholly-owned subsidiaries, including our mortgage banking subsidiary, Thornburg Mortgage Home Loans, Inc. (“TMHL”), and its wholly-owned subsidiaries have entered into separate management agreements with the Manager for additional management services for a combined amount of $1,200 per month, paid in arrears.

The Manager is also entitled to earn performance-based compensation in an amount equal to 20% of our annualized net income before performance-based compensation, above an annualized return on equity equal to the ten year U.S. Treasury Rate plus 1%. For purposes of the performance fee calculation, equity is generally defined as proceeds from issuance of common stock, before underwriter’s discount and other costs of issuance, plus retained earnings. For the year 2002, the Manager earned performance-based compensation in the amount of $17,518,000.

According to the terms of the Management Agreement, certain defined expenses of the Manager and affiliates of the Manager are reimbursed by the Company, principally expenses of TMHL, related to mortgage loan acquisition, selling, servicing and securitization activities, including the personnel and office space attributed to these activities. During 2002, we reimbursed the Manager $3,490,000 for expenses, in accordance with the term of the Management Agreement.

Pursuant to the terms of the Management Agreement, in the event that a person or entity obtains 20% or more of our Common Stock, if we are combined with another entity, or if we terminate the Management Agreement other than for cause, we are obligated to acquire substantially all of the assets of the Manager through an exchange of shares of Common Stock with a value based on a formula tied to the Manager’s net profits.

Our bylaws provide that the Board of Directors shall evaluate the performance of the Manager before entering into or renewing any management arrangement and that the Independent Directors shall determine at least annually that the Manager’s compensation is reasonable in relation to the nature and quality of services performed.

Effective January 1, 2002, TMHL entered into a Joint Marketing Agreement with Thornburg Securities Corporation (“TSC”), a registered broker-dealer. The initial term of the agreement expires December 31, 2002, but shall continue thereafter for successive three-month terms unless terminated by either party. Under the terms of the agreement, TMHL paid TSC an annual fee of $25,000 during 2002 and will pay an annual fee of $50,000 in quarterly installments for 2003, as compensation for certain marketing, promotional and advertising services and to provide marketing materials to brokers and financial advisers.

Pursuant to a program approved by the Board of Directors in December 1997, certain of our directors and officers have entered into full-recourse, interest-bearing notes receivable which were used to purchase our Common Stock pursuant to the exercise of stock options under the 1992 Plan. Each note currently has an interest rate of 3.91% and matures in November 2010. In addition, the notes are secured by a pledge of the shares of the Common Stock acquired. Interest is payable quarterly, with the balance due at the maturity of the notes. The payment of the notes will be accelerated only upon the sale of the shares of Common Stock pledged for the notes. The notes may be prepaid at any time at the option of each borrower. In accordance with the Sarbanes-Oxley Act of 2002, our directors and executive officers are no longer eligible to participate in this program. The current notes receivable outstanding are grandfathered, in accordance with the Sarbanes-Oxley Act, but the notes receivable terms may not be amended. The following table presents the balance of the notes receivable as of December 31, 2002 and the largest aggregate balance outstanding during 2002.

	Note Receivable Balance at 3/12/2003	Largest Aggregate Balance During 2002
Larry A. Goldstone	$2,313,687	$2,313,687
Richard P. Story	1,200,000	1,769,483
Joseph H. Badal	220,296	220,296
David A. Ater	736,105	736,105
Ike Kalangis	186,000	192,955
Owen M. Lopez	116,788	116,788
James H. Lorie	657,574	657,574
Francis I. Mullin III	140,836	140,836
Stuart C. Sherman	174,728	174,728

	$5,746,014	$6,322,452

Pursuant to an employee residential mortgage loan program approved by the Board of Directors, certain of our directors and officers have obtained residential first lien mortgage loans from us. In general, the terms of the loans and the underwriting requirements are identical to the loan programs that we offer to unaffiliated third parties. Prior to the effective date of the Sarbanes-Oxley Act, at the time each individual entered into a loan agreement, such individual executed an addendum providing a discount on the interest rate which is subject to cancellation at the time such individual’s employment with us is terminated for any reason. After the passage of the Sarbanes-Oxley Act, our directors and executive officers are no longer eligible to receive a discount on the interest rate for new loans. The following table presents the balance of the mortgage loans as of March 12, 2003, the largest aggregate balance outstanding during 2002, the interest rate and the maturity date of the mortgage loans.

	First Mortgage Balance at 3/12/2003	Largest Aggregate Balance During 2002	Weighted Average Interest Rate	Maturity Date
David A. Ater	$565,941	$575,000	5.25%	February 2032
Joseph H. Badal	290,000	290,000	4.75%	June 2032
Larry A. Goldstone	1,192,925	1,254,445	5.50%	December 2032
Owen M. Lopez	344,832	350,000	4.75%	July 2032
Stuart C. Sherman	263,157	267,834	5.13%	June 2031

	$2,656,855	$2,737,279	5.23%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers, and persons who beneficially own more than 10% of our Common Stock or Preferred Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

There are no beneficial owners of 10% or more of our equity securities. Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that during the year ended December 31, 2002, our executive officers and directors complied with all filing requirements in a timely fashion.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The audit committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (“PwC”), independent certified public accountants, to examine our financial statements for the year ended December 31, 2003.

A representative of PwC is expected to be available by teleconference at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from shareholders.

Fees Paid to Independent Auditors

Audit Fees

We paid aggregate fees of approximately $135,000 to PwC for professional services rendered to us and our subsidiaries with respect to the audit of our annual financial statements for the year ended December 31, 2002 and the reviews of the financial statements included in our Form 10-Qs for the same year.

Financial Information Systems Design and Implementation Fees

PwC did not bill us for any professional services for financial information systems design or implementation services for the year ended December 31, 2002.

All Other Fees

We paid aggregate fees to PwC of approximately $328,403 for services, other than the services referred to above, rendered to us and our subsidiaries for the year ended December 31, 2002.

The Audit Committee has determined that PwC’s provision of non-audit services to us and our subsidiaries is compatible with the maintenance of PwC’s independence.

OTHER MATTERS

We know of no other matters to come before the Annual Meeting other than those stated in the Notice of the Annual Meeting. To date, we have not received any shareholder proposals. However, if any other matters are properly presented to the shareholders for action, it is the intention of the proxyholders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SHAREHOLDER PROPOSALS

Our Secretary must receive written notification of any proposal that a shareholder submits for inclusion in our proxy statement and proxy for the 2004 annual meeting of shareholders by November 21, 2003, in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Such written notice must set forth (i) a brief description of the matter desired to be brought before the meeting; (ii) the shareholder’s name and address as they appear on our books; (iii) the number of shares of Common Stock that the shareholder owns; (iv) the shareholder’s intention to continue to hold the Common Stock through the date of the 2004 annual meeting of shareholders; and (v) any material interest of the shareholder in such matter.

If a shareholder submits a proposal for the 2004 annual meeting of shareholders other than in accordance with Rule 14a-8 and that shareholder does not provide notice of such proposal to us by February 4, 2004, the holders of any proxy solicited by the Board of Directors for use at that meeting will have discretionary authority to vote on that proposal without a description of that proposal in our proxy statement for that meeting.

ANNUAL REPORT

Together with this proxy statement, we are mailing the 2002 Annual Report to shareholders which includes financial statements for the year ended December 31, 2002, as well as other information about our activities. The 2002 Annual Report is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

A COPY OF THE FORM 10-K ANNUAL REPORT (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE. THE REQUEST SHOULD BE DIRECTED TO US AT 150 WASHINGTON AVENUE, SUITE 302, SANTA FE, NEW MEXICO, 87501.

By the order of the Board of Directors

/s/  Larry A. Goldstone

Larry A. Goldstone

President and Chief Operating Officer

March 20, 2003

Santa Fe, New Mexico

EXHIBIT A

AUDIT COMMITTEE CHARTER

Thornburg Mortgage, Inc.

Revised January 21, 2003

The Audit Committee is appointed by the Board of Directors (the “Board”) of Thornburg Mortgage, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and, where appropriate, replacement of the outside auditors (the “Auditors”), who are responsible to the Board and the Audit Committee. The Audit Committee, with the assistance of Management and the Auditors, will assist the Board in monitoring: i) the integrity of the financial statements and financial reporting process, ii) the Auditors’ qualifications and independence, iii) the performance of the Company’s internal audit function, and iv) the process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, Management, and the Auditors. To effectively perform its role, each Audit Committee member will be responsible for obtaining an understanding of the responsibilities of Audit Committee membership as outlined in this charter as well as of the Company’s business, operations, and risks. The Board has adopted and approved this charter, which will govern the activities of the Audit Committee.

The Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”) rules on audit committees. The Board, based upon the recommendation of the Nominating/Corporate Governance Committee, shall appoint the members of the Audit Committee. The Board shall confirm annually the independence of each member of the Audit Committee and determine whether at least one member qualifies as a “financial expert” as defined under applicable SEC rules. The Audit Committee shall have at least three members, all of whom are independent directors. If any relationship does exist between an Audit Committee member and the Company, it will be disclosed to the Board and the Board will determine if that relationship might interfere with the director’s exercise of independent judgment. In order to serve on the Audit Committee, each member shall be financially literate. Members of the Audit Committee may not receive compensation, other than director’s fees, from the Company, as well as all of the regular benefits that other independent directors receive.

The Audit Committee shall have the authority to request any officer or employee of the Company, the Company’s outside counsel or the Auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. In the course of fulfilling its duties, the Audit Committee shall be empowered directly to retain and consult with independent legal counsel, auditors or other consultants, who shall be appropriately compensated, as determined by the Audit Committee, with funding provided by the Company.

The Audit Committee shall meet with the Auditors at least twice annually as part of the annual audit process, as described below, and shall meet with the Auditors in person or telephonically prior to each quarterly SEC filing date for the Quarterly Report on Form 10-Q or the Annual Report on Form 10-K to review the quarterly financial statements and the Company’s accounting practices. The Audit Committee shall report on such meetings to the Board at the next following Board meeting, or earlier, if appropriate.

The Audit Committee shall have the following responsibilities to the extent it deems necessary or appropriate:

Financial Statement and Disclosure Matters

1.	Recommend to the Board the inclusion of the annual audited financial statements in the Annual Report on Form 10-K to be filed with the SEC.

2.	Review the quarterly financial statements prior to each quarterly Board meeting, and with Management at each quarterly Board meeting, and review major risk exposures and steps Management has taken to monitor and control such exposures.

3.	Prior to the Company’s filing with the SEC and after the Auditors’ review, obtain from the Company and review the Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and meet with the Auditors either telephonically or in person to discuss those filings.

4.	Obtain quarterly reports from Management regarding the compliance of the Company and its subsidiaries with applicable REIT requirements, SEC requirements and the Company’s investment policies.

5.	Review and discuss with Management the general contents and format of earnings press releases, as well as of financial information and earnings guidance provided to analysts and rating agencies.

Oversight of the Company’s Relationship with the Auditor

1.	Be directly responsible for the appointment, compensation, retention and oversight of the Auditors. Annually evaluate the performance of the Auditors, review the experience and qualifications of the senior members of the audit team, appoint and, if necessary, terminate the Auditors.

2.	Meet with the Auditors prior to the audit of the annual financial statements to review the planning, scope and staffing of the audit.

3.	Meet with the Auditors and with Management to review the annual audited financial statements, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and to discuss the results of the audit, including:

a.	major issues regarding accounting and auditing principles and practices,

b.	judgments about the quality of the Company’s accounting principles and underlying estimates,

c.	the adequacy of internal controls that could significantly affect the Company’s financial statements,

d.	any other matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended, “Communications With Audit Committees”, relating to the conduct of the audit, and

e.	obtaining assurance from the Auditors that they have complied with Section 10A of the Securities Exchange Act of 1934.

4.	Obtain and review reports and/or letters from the Auditors at least annually regarding:

a.	their independence as required by Independence Standards Board Standard No. 1. Discuss with the Auditors any disclosed relationships or services that may affect the Auditors’ independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the Auditors;

b.	the Auditors internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor and any steps taken to deal with any such issues;

c.	all relationships between the Auditors and the Company;

d.	all critical accounting policies and practices to be used by the Auditors in conducting the annual audit;

e.	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; and

f.	material written communications between the Auditors and the Company’s management, such as any management letter or schedule of unadjusted differences.

5.	Exercise authority to approve the scope of all audit and non-audit engagements of the Auditors and approve all engagement fees and terms.

6.	Meet separately, at least quarterly, with Management and with the Auditors regarding the independent audit procedures and report regularly to the Board regarding any issue that arises with respect to the quality or integrity of the Company’s financial statements or any disagreement between Management and the Auditors, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditors and the performance of the external audit function.

Oversight of the Company’s Internal Audit Function

1.	Approve the Company’s internal audit plan and the appointment and compensation of the outsourced internal auditors. Annually evaluate the performance of the outsourced internal auditors, confirm their independence, and review the experience and qualifications of the members of the audit team.

2.	Meet separately, at least quarterly with Management and with the outsourced internal auditors regarding the internal audit function and the Company’s internal controls, and review all internal audit reports and Management’s responses. Report regularly to the Board regarding any significant issues, disagreements or unresolved matters. Discuss with Management the policies and guidelines with respect to the Company’s financial risk assessment and Management procedures, as well as any steps that Management has taken to monitor and control risk. At least annually, review the Company’s internal financial controls and procedures, including the performance of the outsourced internal auditors and the performance of the internal audit function.

Compliance Oversight Responsibility

1.	Annually, review and reassess the adequacy of the Audit Committee Charter and recommend any proposed changes to the Board for approval.

2.	Require that the Company’s legal counsel disclose at each Board meeting the existence of any legal matter that might have a significant impact on the Company’s financial statements, and notify the members of the Audit Committee of any significant legal matter that might arise between Board meetings.

3.	Prepare for inclusion in the Company’s annual proxy statement the annual Audit Committee report in which the Audit Committee discusses whether it has:

a.	reviewed and discussed the annual financial statements with Management and recommended their inclusion in the Annual Report on Form 10-K;

b.	met with the Auditors and discussed the matters related to the conduct of the audit as required under SAS 61, as amended, and

c.	received the written disclosures and the letter from the Auditors as required by Independence Standards Board Standard No. 1 and confirmed the Auditors independence.

4.	Require that the Company make disclosures as required by the SEC and NYSE in its annual proxy statement regarding the following:

a.	Audit Committee independence,

b.	the adoption of an Audit Committee Charter, with a copy attached every three years, and

c.	the annual Audit Committee report.

5.	Require Management to provide written confirmation to the NYSE regarding Audit Committee member qualifications and related Board determinations, as well as the annual review and re-evaluation of the Audit Committee Charter.

6.	Establish policies regarding the Company’s hiring of employees or former employees of the Auditors.

7.	Annually evaluate the performance of the Audit Committee.

8.	Establish procedures regarding the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, including procedures regarding the confidential, anonymous submission by employees of concerns regarding questionable accounting or audit matters.

Safe Harbor Statement

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of Management and the Auditors, and not the duty of the Audit Committee, to plan and conduct audits, and to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the Auditors, or to assure the Company’s compliance with applicable laws and regulations.

[THORNBURG MORTGAGE LOGO]

Thorburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Sante Fe, NM 87501

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

505-989-1900

PROXY—Annual Meeting of Shareholders—Tuesday, April 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Garrett Thornburg and Larry A. Goldstone as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Thornburg Mortgage, Inc. (the “Company”) held of record by the undersigned on March 12, 2003 at the Annual Meeting of Shareholders to be held on Tuesday, April 22, 2003 or at any adjournment thereof.

1.	ELECTION OF DIRECTORS. The election of three Class III Directors to serve for three years, each until his successor is duly elected and qualified.

FOR all nominees listed (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

INSTRUCTIONS:    TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.

Garrett Thornburg, Joseph H. Badal, Stuart C. Sherman

2.	Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments thereof.

(Continued, and to be signed, on Reverse Side)

Thornburg Mortgage, Inc.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please sign, exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date

Signature

Signature, if held jointly.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.